SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 24, 2003



                           TROY FINANCIAL CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                 000-25439              16-1559508
-------------------------------   --------------       ---------------------
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)



                     32 SECOND STREET, TROY, NEW YORK 12180
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (518) 270-3313
                                                           ------------------



                                 NOT APPLICABLE
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.         Financial Statements and Exhibits.
                ----------------------------------


(a)      Not applicable.



(b)      Not applicable.



(c)       Exhibits.

           Exhibit No.                                 Description
           -----------                                 -----------

           Exhibit 99                         Press release dated July 24, 2003


Item 9.         Regulation FD Disclosure
                ------------------------

Information provided under Item 12

On July 24, 2003, Troy Financial Corporation (the "Company") issued a press release discussing results of operations for the three-month period ended June 30, 2003. A copy of the press release is filed as exhibit 99 to this report. This information is provided pursuant to Item 12 of Form 8-K and is being presented under Item 9 pursuant to the Commission's interim guidance (Release No. 34-47583).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TROY FINANCIAL CORPORATION
                                    (Registrant)



                                    /s/David J. DeLuca
                                    ------------------
                                    David J. DeLuca
                                    Senior Vice President and
                                    Chief Financial Officer




Date: July 25, 2003